UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2011

APTALIS PHARMA INC.

(Exact name of registrant as specified in its charter)

Delaware	333-153896	74-3249870
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S.Employer Identification No.)

22 Inverness Center Parkway

Suite 310

Birmingham, AL 35242

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (205) 991-8085

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

The information set forth and/or incorporated by reference in the Current Report on Form 8-K filed by Aptalis Pharma Inc. (the “Registrant”) on October 27, 2011 is incorporated by reference.

(a) As of December 20, 2011, the Registrant has dismissed Raymond Chabot Grant Thornton LLP as the Registrant’s independent registered public accounting firm.

The reports of Raymond Chabot Grant Thornton LLP on the financial statements of the Registrant for the fiscal years ended September 30, 2010 and September 30, 2011 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. Furthermore, between October 28, 2011 through December 20, 2011, there have been no disagreements with Raymond Chabot Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Raymond Chabot Grant Thornton LLP would have caused Raymond Chabot Grant Thornton LLP to make reference to the subject matter of the disagreements in its report on the financial statements of the Registrant for the fiscal year ended September 30, 2011. From October 28, 2011 through December 20, 2011, there have been no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided a copy of the foregoing disclosure to Raymond Chabot Grant Thornton LLP and requested that it promptly furnish the Registrant with a letter addressed to the U.S. Securities and Exchange Commission (the “SEC”) stating whether it agrees with the foregoing disclosure and, if not, stating the aspects in which it does not agree. A copy of such letter, dated December 21, 2011, is filed as Exhibit 16.1 to this Form 8-K.

(b) As of December 20, 2011, the Registrant has engaged PricewaterhouseCoopers LLP (“PWC”) as the Registrant’s new independent registered public accounting firm for the fiscal year ending September 30, 2012.

The Registrant’s intent to engage PWC as its new independent registered public accounting firm was previously reported in a Current Report on Form 8-K filed by the Registrant on October 27, 2011. Since that filing, the Registrant has not consulted with PWC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d) The exhibits incorporated herein by reference or filed as part of this report are set forth in the attached Exhibit Index.

Exhibit No.	Description

16.1	Letter dated December 21, 2011 from Raymond Chabot Grant Thornton LLP to the U.S. Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APTALIS PHARMA INC.
(Registrant)

Date: December 21, 2011	By:	/s/ Steve Gannon
	Name:	Steve Gannon
	Title:	Senior Vice President, Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit 16.1	Letter dated December 21, 2011 from Raymond Chabot Grant Thornton LLP to the U.S. Securities and Exchange Commission